================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 3, 2004



                           WHITTIER ENERGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                    0-30598                      20-0539412
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)



                          3355 West Alabama, Suite 950
                              Houston, Texas 77098
              (Address of Registrant's Principal Executive Offices)


                                 (713) 850-1880
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5. Other Events

Whittier Energy Corporation (the "Company") announced today that its 2003 year-end estimated proved reserves increased 8.8% to a record 1,960,937 barrels of oil equivalent ("Boe") compared to 1,802,768 Boe as of December 31, 2002. The Company's year-end proved reserves consist of 1,462,770 barrels of oil and 2,989 million cubic feet of gas ("Mmcf"), of which 97% is considered proved developed producing. The Company replaced approximately 166% of its 2003 production during the year and doubled its year-end gas reserves from 1,406 Mmcf as of December 31, 2002. The Company's year-end reserves were prepared by an independent, third-party reservoir engineering firm.

Bryce Rhodes, the Company's President and CEO, said "We are excited about our increase in proved reserves during 2003, which was driven through the direct acquisition of oil and gas properties, our merger with Olympic Resources Ltd., and our participation in some exciting drilling projects that have all added significant value to the Company. Our reserve base, consisting almost entirely of proved developed producing reserves, provides us with an excellent platform to continue growing the Company, especially given the current commodity price environment."

Whittier Energy Corporation is an independent oil and gas exploration and production company headquartered in Houston, Texas, with operations in Texas and Louisiana. Whittier Energy also holds non-operated interests in fields located in the Gulf Coast, Oklahoma, Wyoming and California.

Forward-Looking Statements: Certain statements included in this news release are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. The Company cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. More information about the risks and uncertainties relating to these forward-looking statements are found in the Company's SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.

A copy of Whittier Energy Corporation's press release issued on March 3, 2004 is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.



Number             Exhibit
------             -------
99.1*              Press release issued by Whittier Energy Corporation on
                   March 3, 2004.

----------------
* Filed Herewith


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHITTIER ENERGY CORPORATION



Date:  March 5, 2004


                                             By: /s/ Michael B. Young
                                             -----------------------------------
                                             Michael B. Young
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)